UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2012 (February 27, 2012)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39550 Orchard Hill Place Drive

Novi, Michigan 48375

(248) 596-5900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2012, Cooper-Standard Holdings Inc. (the “Company”) will participate in the J.P. Morgan Global High Yield & Leveraged Finance Conference (the “Conference”). Attached hereto as Exhibit 99.1 is the presentation to be used at the Conference. The presentation includes certain information regarding the Company’s results of operations and financial condition for the year ended December 31, 2011, including information regarding revenues, operating profit, cash flows, capital expenditures and debt balances.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01	Regulation FD Disclosure

In this Current Report on Form 8K we are furnishing materials which we will use during the Conference scheduled for February 28, 2012. These materials are presented in Exhibit 99.1.

We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date of this filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

99.1 Presentation dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

By:	/s/ Timothy W. Hefferon
Timothy W. Hefferon
Vice President, General Counsel and Secretary

Date: February 27, 2012